U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON,
                                   D.C. 20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2005
                                                          ---------------

                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                     0 - 32093                  91-2022980
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   (State or other                (Commission                    (I.R.S.
    jurisdiction                  File Number)             Identification No.)
  of incorporation)


                   1601-B ALTON PARKWAY, UNIT B
                         IRVINE, CALIFORNIA              92606
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              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855
                                                          ---------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on
Form 8-K to report the following:

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 7, 2005, the Board of Directors of the Company elected Roger Spillmann to serve as Vice President and Corporate Secretary of the Company, effective as of January 1, 2005. Mr. Spillmann's background includes serving as a business development and financial services officer with Empire Capital Leasing, Inc., a managing director and partner of Harris, Hoover & Lewis, Inc., a New York-based middle market financial advisory and investment banking boutique and as a member of its Executive Committee, First Vice President of Investments, Director - Special Accounts Group with Prudential Securities in New York, New York and as a Sales Analyst with the Private Client Services Group at Bank of America Securities LLC (Montgomery Securities). In 1992, Mr. Spillmann received a Bachelor of Arts degree from Dartmouth University (Hanover, New Hampshire) and attended the Universidad Federal do Rio de Janeiro in Brazil. A more detailed description of Mr. Spillmann's qualifications is included in press releases attached to this filing as Exhibit 99.1 and Exhibit 99.2. A copy of the employment agreement for Mr. Spillmann is attached to this filing as Exhibit 99.3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release announcing the election of Mr. Spillmann as a Vice President and Secretary of the Company.

99.2 Revised Press Release announcing the election of Mr. Spillmann as a Vice President and Secretary of the Company.

99.3 Employment agreement between the Company and Mr. Spillmann dated November 22, 2004.


FORWARD-LOOKING STATEMENTS

Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward- looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward- looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HIENERGY TECHNOLOGIES, INC.


January 11, 2005                    By: /s/ Bogdan C. Maglich
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(Date)                              Name: Bogdan C. Maglich,
                                          Chief Executive Officer, Chairman
                                          of the Board, President and Treasurer